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                                                                     Exhibit 99
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

Chemical Bank, Trustee                                                                  Determination Date:        04-Dec-96
Manufactured Housing Contracts                                                          Remittance Date:           07-Dec-96
Senior/Subordinated Pass-Through Certificates Series 1996B                              For the Period Ended:      25-Nov-96

Information for Clauses (a) through (e), Section 7.01
                                                                                        Class A-1         Class A-2
(a) Class A and Class B Distribution Amounts                                            1,366,006.51        165,939.37

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                                                           343,216.29
    (b) Partial Prepayments Received                                                       85,220.50
    (c) Principal Payments in Full (Scheduled Balance)                                    788,879.26
    (d) Liquidated Contract Scheduled Balance                                                   0.00
    (e) Section 3.05 Purchase Scheduled Balance                                                 0.00
    (f) Previously Undistributed Shortfalls in (a) through (e)                                  0.00
                                                                                    ----------------  ----------------
 Total Principal Distribution                                                           1,217,316.05              0.00

(c) Interest Distribution                                                                 148,690.46        165,939.37
    Unpaid Interest Shortfall                                                                   0.00              0.00
                                                                                    ----------------  ----------------
 Total Interest Distribution                                                              148,690.46        165,939.37

(d) Beginning Class A and Class B Principal Balance                                    27,879,460.58     29,610,000.00
    Less: Principal Distribution                                                        1,217,316.05              0.00
                                                                                    ----------------  ----------------
    Remaining Class A and Class B Principal Balance                                    26,662,144.53     29,610,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                                 139,375.48     (h) Pool Factor
    Section 8.06 Reimbursement Amount                                                           0.00         Class A-1
    Section 6.02 Reimbursement Amount                                                      30,627.50         Class A-2
    Reimburseable Fees                                                                          0.00         Class A-3
                                                                                    ----------------         Class A-4
 Total Fees Due Servicer                                                                  170,002.98         Class A-5
                                                                                                             Class A-6
                                                             No. of                 Unpaid Principal         Class B-1
(f) Delinquency                                             Contracts                    Balance             Class B-2

                     31-59 Days Delinquent                        100                      2,993,921
                     60-89 Days Delinquent                         24                        709,668
                      90+ Days Delinquent                          15                        363,973

(g) Section 3.05 Repurchases                                                                    0.00


(i) Class R Distribution Amount                                                           125,917.79
    Reposession Profits                                                                         0.00

(j) Principal Balance of Contracts in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                                                            0.00

(l) (x) Class B-2 Formula Distribution Amount                                              42,652.50
    (y) Remaining Amount Available                                                        168,570.29
                                                                                    ----------------
    Amount of (x) over (y)                                                                      0.00

(m) Class B-2 Liquidation Loss Amount                                                           0.00

(n) Guarantee Payment                                                                           0.00

(o) Unadvanced Shortfalls                                                                       0.00

(p) Number of units repossessed                                                                    0

(q) Principal Prepayments paid                                                            874,099.76

(r) Scheduled Principal Payments                                                          343,216.29

(s) Weighted Average Interest Rate                                                             11.00%

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

Chemical Bank, Trustee                                                                  Determination Date:        04-Dec-96
Manufactured Housing Contracts                                                          Remittance Date:           07-Dec-96
Senior/Subordinated Pass-Through Certificates Series 1996B                              For the Period Ended:      25-Nov-96

Information for Clauses (a) through (s), Section 7.01
                                                                              Class A-3         Class A-4        Class A-5
(a) Class A and Class B Distribution Amounts                                  120,818.63         76,366.67       108,980.81

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                       ----------------- ----------------- ----------------
 Total Principal Distribution                                                       0.00              0.00             0.00

(c) Interest Distribution                                                     120,818.63         76,366.67       108,980.81
    Unpaid Interest Shortfall                                                       0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
 Total Interest Distribution                                                  120,818.63         76,366.67       108,980.81

(d) Beginning Class A and Class B Principal Balance                        20,786,000.00     12,640,000.00    17,379,000.00
    Less: Principal Distribution                                                    0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                        20,786,000.00     12,640,000.00    17,379,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                  (h) Pool Factor                  Original Balance
    Section 8.06 Reimbursement Amount                                         0.83465266                      31,944,000.00
    Section 6.02 Reimbursement Amount                                         1.00000000                      29,610,000.00
    Reimburseable Fees                                                        1.00000000                      20,786,000.00
                                                                              1.00000000                      12,640,000.00
 Total Fees Due Servicer                                                      1.00000000                      17,379,000.00
                                                                              1.00000000                      11,030,000.00
                                                                              1.00000000                       8,272,000.00
(f) Delinquency                                                               1.00000000                       6,204,000.00

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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

Chemical Bank, Trustee                                                                  Determination Date:        04-Dec-96
Manufactured Housing Contracts                                                          Remittance Date:           07-Dec-96
Senior/Subordinated Pass-Through Certificates Series 1996B                              For the Period Ended:      25-Nov-96

Information for Clauses (a) through (e), Section 7.01
                                                                            Class A-6        Class B-1        Class B-2
(a) Class A and Class B Distribution Amounts                                72,154.58         53,251.00        42,652.50

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                    ----------------- ----------------- ----------------
 Total Principal Distribution                                                    0.00              0.00             0.00

(c) Interest Distribution                                                   72,154.58         53,251.00        42,652.50
    Unpaid Interest Shortfall                                                    0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
 Total Interest Distribution                                                72,154.58         53,251.00        42,652.50

(d) Beginning Class A and Class B Principal Balance                     11,030,000.00      8,272,000.00     6,204,000.00
    Less: Principal Distribution                                                 0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                     11,030,000.00      8,272,000.00     6,204,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                       Rate
    Section 8.06 Reimbursement Amount                                           6.400%
    Section 6.02 Reimbursement Amount                                           6.725%
    Reimburseable Fees                                                          6.975%
                                                                                7.250%
 Total Fees Due Servicer                                                        7.525%
                                                                                7.850%
                                                                                7.725%
(f) Delinquency                                                                 8.250%

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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                   Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                   2,262,909.78
     Certificate Account Balance at Monthly Cutoff-SubServicer                    117,379.22
(ii) Monthly Advance made                                                               0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                9,595.91
(iii)Section 5.05 Certificate Fund Income-SubServicer                                 603.57
(v) Principal due Holders                                                               0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                    87,203.75
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                    1,193.89
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                            0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                              0.00
   (iii) Monthly Servicing Fee                                                    139,375.48
   (iv)  Reimburseable Liquidation Expenses                                        30,627.50
   (v)   Section 6.04 (c) reimbursement                                                 0.00
   (vi)  Section 8.06 reimbursement                                                     0.00
   (vii) Amounts not required to be deposited-SubServicer                               0.00

Total Due Servicer                                                                170,002.98

Available Distrubution Amount-Vanderbilt                                        2,015,298.96
Available Distrubution Amount-SubServicer                                         116,788.90
To Class A and B                                                                2,006,170.07

Monthly Excess Cashflow                                                           125,917.79

Weighted Average Remaining Term (months)                                              177.17

    Scheduled Balance Computation


    Prior Month Balance                                                       133,800,460.58


    Current Balance                                    132,636,859.97
                  Adv Principal                             21,443.89
                  Del Principal                             75,159.33
    Pool Scheduled Balance                                                    132,583,144.53


    Principal Payments in Full                             788,879.26
    Partial Prepayments                                     85,220.50

    Scheduled Principal                                    343,216.29


    Collateral Balance                                                        132,636,859.97
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